EXHIBIT 10.15(iii)

SECOND AMENDMENT TO
EXECUTIVE SEVERANCE AGREEMENT

THIS SECOND AMENDMENT TO EXECUTIVE SEVERANCE AGREEMENT (this “Amendment”) is made as of December 21, 2011, by and between DUKE REALTY CORPORATION, an Indiana corporation (the “Company”) and DENNIS D. OKLAK (“Executive Officer”).

RECITALS

WHEREAS, the Company and the Executive Officer entered into that certain Executive Severance Agreement, dated December 18, 2007, as amended by that certain First Amendment to Executive Severance Agreement, dated February 24, 2009 (the “ESA”), with respect to separation benefits in the event of the Executive Officer’s separation from the Company; and

WHEREAS, the Company and the Executive Officer now desire to further amend the ESA in the manner set forth herein and pursuant to the terms of this Amendment.

NOW, THEREFORE, taking into account the foregoing Recitals, and in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Executive Officer agree to amend the ESA as follows:

1.Amendment to ESA. Notwithstanding anything to the contrary in the ESA, in the event the Executive Officer’s employment terminates effective on or after his 62nd birthday, he will not be entitled to receive any separation benefits from the Company under Paragraphs A, B, or C of the ESA.

2.Full Force and Effect. Except as set forth herein, all of the terms, covenants, and conditions of the ESA shall remain in full force and effect. If a conflict or inconsistency exists between the terms and provisions of this Amendment and the terms and provisions of the ESA, the terms and provisions of this Amendment shall control to the extent of any such conflict or inconsistency.

3.Governing Law. The terms of, and any dispute arising under, this Amendment will be governed by the laws of Indiana. You agree that any litigation arising out of or under this letter will be commenced and maintained only in the state or federal courts within the state of Indiana.

4.Counterparts. This Amendment may be executed in multiple original counterparts. Each counterpart shall be deemed to be an original for all purposes, and all counterparts shall together constitute but one and the same instrument.

5.Further Instruments. Each party will, whenever and as often as it shall be reasonably requested so to do by another party, cause to be executed, acknowledged or delivered, any and all such further instruments and documents as may be necessary or proper, in the reasonable opinion of the requesting party, in order to carry out the intent and purpose of this Amendment.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

“Company”

DUKE REALTY CORPORATION, an Indiana corporation

By: /s/ Howard L. Feinsand
Name: Howard L. Feinsand
Title: EVP and General Counsel

“Executive Officer”
/s/ Dennis D. Oklak
Dennis D. Oklak

SECOND AMENDMENT TO
EXECUTIVE SEVERANCE AGREEMENT

THIS SECOND AMENDMENT TO EXECUTIVE SEVERANCE AGREEMENT (this “Amendment”) is made as of December 21, 2011, by and between DUKE REALTY CORPORATION, an Indiana corporation (the “Company”) and JAMES B. CONNOR (“Executive Officer”).

RECITALS

WHEREAS, the Company and the Executive Officer entered into that certain Executive Severance Agreement, dated December 21, 2007, as amended by that certain First Amendment to Executive Severance Agreement, dated February 24, 2009 (the “ESA”), with respect to separation benefits in the event of the Executive Officer’s separation from the Company; and

WHEREAS, the Company and the Executive Officer now desire to further amend the ESA in the manner set forth herein and pursuant to the terms of this Amendment.

NOW, THEREFORE, taking into account the foregoing Recitals, and in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Executive Officer agree to amend the ESA as follows:

1.Amendment to ESA. Notwithstanding anything to the contrary in the ESA, in the event the Executive Officer’s employment terminates effective on or after his 62nd birthday, he will not be entitled to receive any separation benefits from the Company under Paragraphs A, B, or C of the ESA.

2.Full Force and Effect. Except as set forth herein, all of the terms, covenants, and conditions of the ESA shall remain in full force and effect. If a conflict or inconsistency exists between the terms and provisions of this Amendment and the terms and provisions of the ESA, the terms and provisions of this Amendment shall control to the extent of any such conflict or inconsistency.

3.Governing Law. The terms of, and any dispute arising under, this Amendment will be governed by the laws of Indiana. You agree that any litigation arising out of or under this letter will be commenced and maintained only in the state or federal courts within the state of Indiana.

4.Counterparts. This Amendment may be executed in multiple original counterparts. Each counterpart shall be deemed to be an original for all purposes, and all counterparts shall together constitute but one and the same instrument.

5.Further Instruments. Each party will, whenever and as often as it shall be reasonably requested so to do by another party, cause to be executed, acknowledged or delivered, any and all such further instruments and documents as may be necessary or proper, in the reasonable opinion of the requesting party, in order to carry out the intent and purpose of this Amendment.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

“Company”

DUKE REALTY CORPORATION, an Indiana corporation

By: /s/ Dennis D. Oklak
Name: Dennis D. Oklak
Title: Chief Executive Officer

“Executive Officer”
/s/ James B. Connor
James B. Connor

SECOND AMENDMENT TO
EXECUTIVE SEVERANCE AGREEMENT

THIS SECOND AMENDMENT TO EXECUTIVE SEVERANCE AGREEMENT (this “Amendment”) is made as of December 21, 2011, by and between DUKE REALTY CORPORATION, an Indiana corporation (the “Company”) and STEVEN R. KENNEDY (“Executive Officer”).

RECITALS

WHEREAS, the Company and the Executive Officer entered into that certain Executive Severance Agreement, dated December 18, 2007, as amended by that certain First Amendment to Executive Severance Agreement, dated February 24, 2009 (the “ESA”), with respect to separation benefits in the event of the Executive Officer’s separation from the Company; and

WHEREAS, the Company and the Executive Officer now desire to further amend the ESA in the manner set forth herein and pursuant to the terms of this Amendment.

NOW, THEREFORE, taking into account the foregoing Recitals, and in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Executive Officer agree to amend the ESA as follows:

1.Amendment to ESA. Notwithstanding anything to the contrary in the ESA, in the event the Executive Officer’s employment terminates effective on or after his 62nd birthday, he will not be entitled to receive any separation benefits from the Company under Paragraphs A, B, or C of the ESA.

2.Full Force and Effect. Except as set forth herein, all of the terms, covenants, and conditions of the ESA shall remain in full force and effect. If a conflict or inconsistency exists between the terms and provisions of this Amendment and the terms and provisions of the ESA, the terms and provisions of this Amendment shall control to the extent of any such conflict or inconsistency.

3.Governing Law. The terms of, and any dispute arising under, this Amendment will be governed by the laws of Indiana. You agree that any litigation arising out of or under this letter will be commenced and maintained only in the state or federal courts within the state of Indiana.

4.Counterparts. This Amendment may be executed in multiple original counterparts. Each counterpart shall be deemed to be an original for all purposes, and all counterparts shall together constitute but one and the same instrument.

5.Further Instruments. Each party will, whenever and as often as it shall be reasonably requested so to do by another party, cause to be executed, acknowledged or delivered, any and all such further instruments and documents as may be necessary or proper, in the reasonable opinion of the requesting party, in order to carry out the intent and purpose of this Amendment.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

“Company”

DUKE REALTY CORPORATION, an Indiana corporation

By: /s/ Dennis D. Oklak
Name: Dennis D. Oklak
Title: Chief Executive Officer

“Executive Officer”
/s/ Steven R. Kennedy
Steven R. Kennedy